ABSOLUTE STRATEGIES FUND (the “Fund”)

Supplement dated February 5, 2016 to the Prospectus dated August 1, 2015, as supplemented

On December 15, 2015, Kovitz Investment Group, LLC (“Kovitz”), an investment subadviser to the Fund, advised the Board of Trustees (“Board”) of Forum Funds (“Trust”) that Kovitz expected to enter into an arrangement that would cause Kovitz to undergo a change in control, resulting in the automatic termination of the investment subadvisory agreement between Absolute Investment Advisers LLC (“Absolute”) and Kovitz.

In anticipation of the change in control of Kovitz, and to provide for continuity of management, on December 30, 2015, the Board approved the termination of the existing subadvisory agreement between Absolute and Kovitz and approved an interim investment subadvisory agreement between Absolute and Kovitz (“Interim Agreement”), effective as of the close of the change in control transaction. The Interim Agreement will remain in effect for no more than 150 days from its effectiveness, or until the Board approves a new investment subadvisory agreement for the Fund, whichever is earlier. Pursuant to an exemptive order from the U.S. Securities and Exchange Commission, Absolute, subject to Board approval, is permitted to enter into new or modified subadvisory agreements with existing or new Subadvisers for the Fund without obtaining approval of Fund shareholders.

As a result of the changes described above, the Prospectus is supplemented as follows:

1.	The sub-section entitled “Subadvisers” in the section entitled “Management” of the Prospectus is hereby deleted in its entirety and replaced with the following:

Subadvisers. Harvest Capital Strategies LLC; Kovitz Investment Group Partners, LLC; LakeWater Capital LLC; Longhorn Capital Partners, L.P.; Madden Asset Management LLC; Mohican Financial Management,  LLC; Sabal Capital Management, LLC; St. James Investment Company, LLC; The Boston Company Asset Management, LLC and Yacktman Asset Management LP are the Subadvisers to the Fund.

2.	The sub-section entitled “The Adviser and Subadvisers” in the section entitled “Management” of the Prospectus is hereby deleted in its entirety and replaced with the following:

The Adviser and Subadvisers

The Fund's investment adviser is Absolute Investment Advisers LLC, 18 Shipyard Drive, Suite 3C, Hingham, MA 02043 (“Absolute” or “Adviser”). Absolute is a registered investment adviser and provides investment advisory services to the Fund. As of December 31, 2015, Absolute had approximately $975 million of assets under management.

Absolute is registered as an investment adviser under the Investment Advisers Act of 1940. The Trust, on behalf of the Fund, has claimed an exclusion from regulation with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator under the Commodity Exchange Act and Absolute is exempt from registration as a commodity trading adviser under CFTC Regulation 4.14(a)(8).

Absolute receives an advisory fee at an annual rate equal to 1.60% on the average annual daily net assets. The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees. The actual advisory fee rate paid by the Fund to Absolute for the fiscal year ended March 31, 2015 was 1.60%. Absolute waives its investment advisory fees for any Fund assets in pooled investment vehicles sponsored by it. Absolute pays all sub-advisory fees out of the fees it receives pursuant to the Investment Advisory Agreement. A discussion summarizing the basis on which the Board approved the Fund Investment Advisory Agreement with Absolute and the sub-advisory agreements between Absolute and its Subadvisers are available in the Fund’s annual report for the period ended March 31, 2016.

Subject to the general oversight of the Board, Absolute is directly responsible for making the investment decisions for the Fund. Absolute delegates the day-to-day management of the Fund to a combination of the following Subadvisers. Absolute retains overall supervisory responsibility of the general management and investment of the Fund’s assets.

Subadviser	Investment Strategy
Harvest Capital Strategies LLC 600 Montgomery Street, Suite 1700 San Francisco, CA 94111	Agriculture Focused Long/Short Equity
Kovitz Investment Group Partners, LLC 115 South LaSalle Street, 27th Floor Chicago, IL 60603	Fundamental Long/Short Equity
LakeWater Capital LLC 100 Limestone Plaza, Suite 200 Fayetteville, NY 13066	Long/Short Credit
Longhorn Capital Partners, LP 1445 Ross Avenue, Suite 5000 Dallas, TX 75202	Global Long/Short Equity
Madden Asset Management LLC One International Place, 24th Floor Boston, MA 02110	Global Long/Short Growth Equity
Mohican Financial Management, LLC 21 Railroad Avenue, Suite 35 Cooperstown, NY 13326	Convertible Arbitrage
Sabal Capital Management, LLC 233 Wilshire Boulevard, Suite 300 Santa Monica, CA 90401	Long/Short Equity and Special Situations
St. James Investment Company, LLC 3838 Oak Lawn Avenue, Suite 1414 Dallas, TX 75219	Concentrated Equity
The Boston Company Asset Management, LLC One Boston Place Boston, MA 02108	Energy Focused Long/Short Equity and Credit
Yacktman Asset Management LP 6300 Bridgepoint Parkway, Building One, Suite 500 Austin, TX 78730	Concentrated Equity

Harvest Capital Strategies LLC was founded in 1999 and provides investment advisory services for other pooled investment vehicles and separately managed accounts.

Kovitz Investment Group Partners, LLC commenced operations in 2003 as Kovitz Investment Group, LLC and provides investment advisory services for corporations, individuals, pension and profit sharing plans and other pooled investment vehicles.

LakeWater Capital LLC was founded in 2013 and provides investment advisory services for other pooled investment vehicles.

Longhorn Capital Partners, LP was founded in 2006 and provides investment advisory services for other pooled investment vehicles.

Madden Asset Management LLC was founded in 2007 and provides investment advisory services for other pooled investment vehicles.

Mohican Financial Management, LLC was founded in 2003 and provides investment advisory services for another pooled investment vehicle.

Sabal Capital Management, LLC was founded in 2010 and provides investment advisory services for other pooled investment vehicles.

St. James Investment Company, LLC was founded in 1999 and manages assets for institutional clients, high-net worth individuals and mutual funds.

The Boston Company Asset Management, LLC was founded in 1970 and offers a full range of investment management services for institutional clients, high-net worth individuals, and pooled investment vehicles.

Yacktman Asset Management LP commenced operations in 1992 as Yacktman Asset Management Co. and provides investment advisory services for institutional clients and long-term investors.

Pursuant to an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”), Absolute, subject to Board approval, is permitted to enter into a new or modified subadvisory agreements with existing or new Subadvisers for the Fund without approval of Fund shareholders (“Exemptive Relief”). Pursuant to the Exemptive Relief, the Fund is required to notify shareholders of the retention of a new Subadviser within 90 days of the hiring of the new Subadviser. In the future, Absolute may propose to appoint or replace one or more Subadvisers subject to Board approval and applicable shareholder notice requirements.

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For more information, please contact a Fund customer service representative toll free at
(888) 99-ABSOLUTE or (888) 992-2765.

PLEASE RETAIN FOR FUTURE REFERENCE.

ABSOLUTE STRATEGIES FUND (the “Fund”)

Supplement dated February 5, 2016 to the Statement of Additional Information (“SAI”) dated August 1, 2015, as supplemented

1.	The definition of “Subadviser” in the section entitled “Key Defined Terms” of the SAI is hereby deleted in its entirety and replaced with the following:

"Subadviser" means each of Harvest Capital Strategies LLC; Kovitz Investment Group Partners, LLC; LakeWater Capital LLC; Longhorn Capital Partners, L.P.; Madden Asset Management LLC; Mohican Financial Management, LLC; Sabal Capital Management, LLC; St. James Investment Company, LLC; The Boston Company Asset Management, LLC and Yacktman Asset Management LP, the Fund’s subadvisers.

2.
The table entitled “Ownership of Adviser and Subadvisers” in the sub-section entitled “F. Investment Adviser” in the section entitled “Board of Trustees, Management and Service Providers” of the SAI is hereby deleted in its entirety and replaced with the following:

Adviser	Controlling Persons/Entities
Absolute Investment Advisers LLC	None
Subadvisers	Controlling Persons/Entities
Harvest Capital Strategies LLC	Joseph A. Jolson and JMP Group LLC
Kovitz Investment Group Partners, LLC	Focus Financial Partners, LLC
LakeWater Capital LLC	Edward J. Casey, Derek A. Jerina, Glenn T. Migliozzi, Daniel A. Sperrazza and Michael J. Wamp
Longhorn Capital Partners, L.P.	Kristopher N. Kristynik
Madden Asset Management LLC	Robert R. Madden
Mohican Financial Management, LLC	Eric C. Hage and Daniel C. Hage
Sabal Capital Management, LLC	William F. Charters
St. James Investment Company, LLC	Robert J. Mark
The Boston Company Asset Management, LLC	The Bank of New York Mellon Corporation
Yacktman Asset Management LP	Gotham Acquisition LP, LLC and Yacktman Asset Management Co.

3.
The paragraph entitled “Custodian” in the sub-section entitled “H. Other Fund Service Providers” in the section entitled “Board of Trustees, Management and Service Providers” of the SAI is hereby deleted in its entirety and replaced with the following:

Custodian. State Street Bank and Trust Company serves as custodian for the Fund (the "Custodian"). Under the Master Custodian Agreement, the Custodian acts as custodian of the assets of the Fund, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of the Fund’s domestic and foreign assets. The Custodian also maintains certain books and records of the Fund that are required by applicable federal regulations.  The Custodian's principal address is One Lincoln Street, Boston, Massachusetts 02110.

* * *

For more information, please contact a Fund customer service representative toll free at
(888) 99-ABSOLUTE or (888) 992-2765.

PLEASE RETAIN FOR FUTURE REFERENCE.